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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-61166 on Form S-8


                                                             ARTHUR ANDERSEN LLP

San Jose, California
June 19, 2001